                                                                 EXHIBIT 9(a)(4)

     Goldman, Sachs & Co.                               Merrill Lynch & Co.
       85 Broad Street                                 World Financial Center
  New York, New York 10004                                  North Tower
                                                      New York, New York 10281

                            DUKE ENERGY CORPORATION

       OFFER TO PURCHASE ANY OR ALL SHARES OF DUKE ENERGY CORPORATION'S

              4.50% Preferred Stock, Series C ($100 par value) 7.85% Preferred Stock, Series S ($100 par value) 7.00% Preferred Stock, Series W ($100 par value) 6.75% Preferred Stock, Series X ($100 par value) 7.04% Preferred Stock, Series Y ($100 par value) and
             6.375% Preferred Stock A, 1993 Series ($25 par value)


 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
           TIME, ON JANUARY 20, 1998, UNLESS THE OFFER IS EXTENDED.

                                                              December 18, 1997

To Brokers, Dealers, Banks,
Trust Companies and Other Nominees:

  We have been appointed Dealer Managers by Duke Energy Corporation ("Duke Energy") in connection with the offer by Duke Energy to purchase, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 18, 1997 (the "Offer to Purchase"), and in the applicable Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"), any and all shares of the following series of its Preferred Stock and Preferred Stock A at the prices indicated:

                                                              Purchase Price
                                                                Per Share
                                                              --------------
    4.50% Preferred Stock, Series C ("4.50% Series")             $ 90.28
    7.85% Preferred Stock, Series S ("7.85% Series")             $118.46
    7.00% Preferred Stock, Series W ("7.00% Series")             $115.22
    6.75% Preferred Stock, Series X ("6.75% Series")             $115.35
    7.04% Preferred Stock, Series Y ("7.04% Series")             $115.90
   6.375% Preferred Stock A, 1993 Series ("6.375% Series A")     $ 28.28

(collectively, the "Shares"; and each of the 4.50% Series, 7.85% Series, 7.00% Series, 6.75% Series, 7.04% Series and 6.375% Series A, a "Series of Preferred") that are validly tendered and not withdrawn.

  Duke Energy will accept any and all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer.

  For your information and for forwarding to your clients for whom you hold Shares registered in your name or in the name of your nominee, we are enclosing the following documents:

  1. The Offer to Purchase;

  2. A Letter of Transmittal relating to each Series of Preferred for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to federal income tax backup withholding;

  3. A Notice of Guaranteed Delivery relating to each Series of Preferred to be used to accept the Offer if certificates for the Shares of any Series of Preferred and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) for such Series of Preferred or if the book-entry transfer of the Shares cannot be completed on or prior to the Expiration Date for such Series of Preferred;

  4. A form of letter that may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions and designation of Soliciting Dealer with regard to the Offer;

  5. A letter from the Chairman of the Board of Duke Energy that may be provided to your clients; and

  6. A return envelope addressed to ChaseMellon Shareholder Services, L.L.C., the Depositary.

  WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

  THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JANUARY 20, 1998, UNLESS THE OFFER IS EXTENDED.

  NEITHER DUKE ENERGY, ITS BOARD OF DIRECTORS NOR ANY OF ITS EXECUTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. SHAREHOLDERS MUST MAKE THEIR OWN DECISIONS AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

  Duke Energy will pay to each designated Soliciting Dealer (as defined herein) the per Share solicitation fees shown in the following table:

                                    Number of Shares
                            --------------------------------
                            Less than 2,500 2,500 or greater
                            --------------- ----------------
            4.50% Series        $1.50            $1.00
            7.85% Series        $1.50            $1.00
            7.00% Series        $1.50            $1.00
            6.75% Series        $1.50            $1.00
            7.04% Series        $1.50            $1.00
           6.375% Series A      $0.375           $0.25

provided, however, that any fee payable pursuant to this sentence for transactions equal to or exceeding 2,500 Shares shall be payable 80% to the Dealer Managers and 20% to any Soliciting Dealer (which may be a Dealer Manager).

  For purposes of this Offer, "Soliciting Dealer" includes (a) any broker or dealer in securities, including a Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"), (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as if it were an NASD member, or (c) any bank or trust company. No such fee shall be payable to a Soliciting Dealer in respect of Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified in the applicable Letter of Transmittal or in the applicable Notice of Solicited Tenders (including in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the applicable Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to the Soliciting Dealer unless the Soliciting Dealer returns a Notice of Solicited Tenders to the Depositary within three business days after the applicable Expiration Date. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Duke Energy, the Depositary, the Information Agent or the Dealer Managers for purposes of the Offer.

  Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  If tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with The Depository Trust Company, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three New York Stock Exchange trading days after the applicable Expiration Date in order to receive a solicitation fee. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field. NO SOLICITATION FEE SHALL BE PAYABLE TO A SOLICITING DEALER IF SUCH SOLICITING DEALER IS REQUIRED FOR ANY REASON TO TRANSFER ANY PORTION OF SUCH FEE TO ANY PERSON (OTHER THAN ITSELF).

  All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, in its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

  Duke Energy, upon request, will reimburse brokers, dealers, banks, trust companies and other nominees for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. Duke Energy will pay all stock transfer taxes applicable to the acceptance of Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal.

  Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

  Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent or the undersigned at the addresses and telephone numbers set forth on the back cover of the Offer to Purchase.

                                          Very truly yours,

                                          Goldman, Sachs & Co.

                                          Merrill Lynch & Co.

  NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF DUKE ENERGY, THE DEALER MANAGERS, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                          NOTICE OF SOLICITED TENDERS

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936; CONFIRMATION TELEPHONE NUMBER (201) 296-4860. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 4.50% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES - SOLICITATION FEE OF $1.50 PER
                                     SHARE

                           TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                             SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                              Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners               Tendered                  Number*                  Number
  -----------------               --------                  -------                  ------
Beneficial Owner No. 1
                                    ----                   ----------                 ----
Beneficial Owner No. 2
                                    ----                   ----------                 ----
Beneficial Owner No. 3
                                    ----                   ----------                 ----
Beneficial Owner No. 4
                                    ----                   ----------                 ----
Beneficial Owner No. 5
                                    ----                   ----------                 ----
 Total
                                    ====                   ==========                 ====

   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES - SOLICITATION FEE OF $1.00 PER
                                     SHARE

                           TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                             SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                              Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners               Tendered                  Number*                  Number
  -----------------               --------                  -------                  ------
Beneficial Owner No. 1
                                    ----                   ----------                 ----
Beneficial Owner No. 2
                                    ----                   ----------                 ----
Beneficial Owner No. 3
                                    ----                   ----------                 ----
Beneficial Owner No. 4
                                    ----                   ----------                 ----
Beneficial Owner No. 5
                                    ----                   ----------                 ----
 Total
                                    ====                   ==========                 ====

-------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936; CONFIRMATION TELEPHONE NUMBER (201) 296-4860. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 7.85% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES - SOLICITATION FEE OF $1.50 PER
                                     SHARE

                           TO BE COMPLETED BY THE     TO BE COMPLETED BY THE     TO BE COMPLETED
                             SOLICITING DEALER          SOLICITING DEALER       ONLY BY DEPOSITARY

                              Number of Shares              VOI Ticket           DTC Participant
  Beneficial Owners               Tendered                   Number*                  Number
  -----------------               --------                   -------                  ------
Beneficial Owner No. 1
                                    ----                    ----------                 ----
Beneficial Owner No. 2
                                    ----                    ----------                 ----
Beneficial Owner No. 3
                                    ----                    ----------                 ----
Beneficial Owner No. 4
                                    ----                    ----------                 ----
Beneficial Owner No. 5
                                    ----                    ----------                 ----
 Total
                                    ====                    ==========                 ====

   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES - SOLICITATION FEE OF $1.00 PER
                                     SHARE

                          TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                            SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                             Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners              Tendered                  Number*                  Number
  -----------------              --------                  -------                  ------
Beneficial Owner No. 1
                                   ----                   ----------                 ----
Beneficial Owner No. 2
                                   ----                   ----------                 ----
Beneficial Owner No. 3
                                   ----                   ----------                 ----
Beneficial Owner No. 4
                                   ----                   ----------                 ----
Beneficial Owner No. 5
                                   ----                   ----------                 ----
 Total
                                   ====                   ==========                 ====

-------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936; CONFIRMATION TELEPHONE NUMBER (201) 296-4860. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 7.00% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES - SOLICITATION FEE OF $1.50 PER
                                     SHARE

                          TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                            SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                             Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners              Tendered                  Number*                  Number
  -----------------              --------                  -------                  ------
Beneficial Owner No. 1
                                   ----                   ----------                 ----
Beneficial Owner No. 2
                                   ----                   ----------                 ----
Beneficial Owner No. 3
                                   ----                   ----------                 ----
Beneficial Owner No. 4
                                   ----                   ----------                 ----
Beneficial Owner No. 5
                                   ----                   ----------                 ----
 Total
                                   ====                   ==========                 ====

   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES - SOLICITATION FEE OF $1.00 PER
                                     SHARE

                           TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                             SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                              Number of Shares            VOI Ticket            DTC Participant
  Beneficial Owners               Tendered                  Number*                  Number
  -----------------               --------                  -------                  ------
Beneficial Owner No. 1
                                    ----                   ----------                 ----
Beneficial Owner No. 2
                                    ----                   ----------                 ----
Beneficial Owner No. 3
                                    ----                   ----------                 ----
Beneficial Owner No. 4
                                    ----                   ----------                 ----
Beneficial Owner No. 5
                                    ----                   ----------                 ----
 Total
                                    ====                   ==========                 ====

-------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936; CONFIRMATION TELEPHONE NUMBER (201) 296-4860. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 6.75% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES - SOLICITATION FEE OF $1.50 PER
                                     SHARE

                          TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                            SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                             Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners              Tendered                  Number*                  Number
  -----------------              --------                  -------                  ------
Beneficial Owner No. 1
                                   ----                   ----------                 ----
Beneficial Owner No. 2
                                   ----                   ----------                 ----
Beneficial Owner No. 3
                                   ----                   ----------                 ----
Beneficial Owner No. 4
                                   ----                   ----------                 ----
Beneficial Owner No. 5
                                   ----                   ----------                 ----
 Total
                                   ====                   ==========                 ====

   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES - SOLICITATION FEE OF $1.00 PER
                                     SHARE

                           TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                             SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                              Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners               Tendered                  Number*                  Number
  -----------------               --------                  -------                  ------
Beneficial Owner No. 1
                                    ----                   ----------                 ----
Beneficial Owner No. 2
                                    ----                   ----------                 ----
Beneficial Owner No. 3
                                    ----                   ----------                 ----
Beneficial Owner No. 4
                                    ----                   ----------                 ----
Beneficial Owner No. 5
                                    ----                   ----------                 ----
 Total
                                    ====                   ==========                 ====

-------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936; CONFIRMATION TELEPHONE NUMBER (201) 296-4860. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 7.04% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

  BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES - SOLICITATION FEE OF $1.50 PER
                                     SHARE

                          TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                            SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                             Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners              Tendered                  Number*                  Number
  -----------------              --------                  -------                  ------
Beneficial Owner No. 1
                                   ----                   ----------                 ----
Beneficial Owner No. 2
                                   ----                   ----------                 ----
Beneficial Owner No. 3
                                   ----                   ----------                 ----
Beneficial Owner No. 4
                                   ----                   ----------                 ----
Beneficial Owner No. 5
                                   ----                   ----------                 ----
 Total
                                   ====                   ==========                 ====

   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES - SOLICITATION FEE OF $1.00 PER
                                     SHARE

                           TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                             SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                              Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners               Tendered                  Number*                  Number
  -----------------               --------                  -------                  ------
Beneficial Owner No. 1
                                    ----                   ----------                 ----
Beneficial Owner No. 2
                                    ----                   ----------                 ----
Beneficial Owner No. 3
                                    ----                   ----------                 ----
Beneficial Owner No. 4
                                    ----                   ----------                 ----
Beneficial Owner No. 5
                                    ----                   ----------                 ----
 Total
                                    ====                   ==========                 ====

-------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

  List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. PLEASE DO NOT COMPLETE THE SECTIONS OF THE TABLE HEADED "TO BE COMPLETED ONLY BY DEPOSITARY."

  ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (201) 329-8936; CONFIRMATION TELEPHONE NUMBER (201) 296-4860. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                     SOLICITED TENDERS OF 6.375% SERIES A
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

 BENEFICIAL OWNERS OF LESS THAN 2,500 SHARES - SOLICITATION FEE OF $0.375 PER
                                     SHARE

                          TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                            SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                             Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners              Tendered                  Number*                  Number
  -----------------              --------                  -------                  ------
Beneficial Owner No. 1
                                   ----                   ----------                 ----
Beneficial Owner No. 2
                                   ----                   ----------                 ----
Beneficial Owner No. 3
                                   ----                   ----------                 ----
Beneficial Owner No. 4
                                   ----                   ----------                 ----
Beneficial Owner No. 5
                                   ----                   ----------                 ----
 Total
                                   ====                   ==========                 ====

   BENEFICIAL OWNERS OF 2,500 OR MORE SHARES - SOLICITATION FEE OF $0.25 PER
                                     SHARE

                          TO BE COMPLETED BY THE    TO BE COMPLETED BY THE     TO BE COMPLETED
                            SOLICITING DEALER         SOLICITING DEALER       ONLY BY DEPOSITARY

                             Number of Shares             VOI Ticket           DTC Participant
  Beneficial Owners              Tendered                  Number*                  Number
  -----------------              --------                  -------                  ------
Beneficial Owner No. 1
                                   ----                   ----------                 ----
Beneficial Owner No. 2
                                   ----                   ----------                 ----
Beneficial Owner No. 3
                                   ----                   ----------                 ----
Beneficial Owner No. 4
                                   ----                   ----------                 ----
Beneficial Owner No. 5
                                   ----                   ----------                 ----
 Total
                                   ====                   ==========                 ====

-------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Duke Energy; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.

-------------------------------------
(Name of Firm)

-------------------------------------
(Authorized Signature)

-------------------------------------
(Area Code and Telephone Number)

-------------------------------------
(Address)

-------------------------------------
(City, State, Zip Code)

-------------------------------------
(Attention)

Date:________________________________

                DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
     YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.